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Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting(1)

CHAPTER 11 MONTHLY OPERATING REPORT
FOR MONTH ENDING APRIL 30, 2003

        Comes Now, divine, inc. et. al.—Hosting Business
Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing April 1, 2003 and ending April 30, 2003 as shown by the report and exhibits consisting of 16 pages and containing the following, as indicated:

  ☒
  Monthly Reporting Questionnaire (Attachment 1)

  ☒
  Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  ☒
  Summary of Accounts Receivable (Form OPR-3)

  ☒
  Schedule of Post-petition Liabilities (Form OPR-4)

  ☒
  Income Statement (Form OPR-5)

  ☒
  Statement of Sources and Uses of Cash (Form OPR-6)

        I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date: May 23, 2003	DEBTOR (S)-IN-POSSESSION
	By:	/s/ JUDE M. SULLIVAN (Signature)
/s/ MICHAEL CULLINANE (Signature)
	Name & Title:	Jude M. Sullivan, SVP-General Counsel Michael Cullinane, CFO (Print or type)
	Address:	4225 Naperville Rd #400 Lisle, IL 60532
	Telephone No.:	(630) 799-7500

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Hosting(1)
Monthly Reporting Questionnaire—Question #1
April 30, 2003

Name	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Armond, Steve	VP Finance—DMS	4/4/2003	5,192.31	1,146.39	792.31	3,253.61	1,146.39	1,146.39	4/4/2003
Armond, Steve	VP Finance—DMS	4/18/2003	5,192.31	1,146.39	792.31	3,253.61	1,146.39	1,146.39	4/18/2003
Steitle, James Todd	VP Operations—DMS	4/4/2003	6,730.77	1,886.71	134.09	4,709.97	1,886.71	1,886.71	4/4/2003
Steitle, James Todd	VP Operations—DMS	4/18/2003	9,418.77	2,818.11	134.09	6,466.57	2,818.11	2,818.11	4/18/2003
Vanderbeck, Sunny	President—DMS	4/4/2003	9,615.38	3,171.96	85.38	6,358.04	3,171.96	3,171.96	4/4/2003
Vanderbeck, Sunny	President—DMS	4/18/2003	9,615.38	3,171.97	85.38	6,358.03	3,171.97	3,171.97	4/18/2003

			45,764.92	13,341.53	2,023.56	30,399.83	13,341.53	13,341.53

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Hosting(1)
Monthly Reporting Questionnaire—Question #2
April 30, 2003

Type of Coverage	Carrier Name	Policy Number	Coverage Amounts		Expiration Date	Date Coverage Paid Through	Premium Amounts
Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8-18-02/03	5/17/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
			$25,000	Service Interruption—Damage and Time Element Including Transmission & Distribution Lines for All Public Utilities, I.e., Direct Physical Loss to Service, Steam, Water, Gas, Electric, Sewer, Communication Services/Suppliers
			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal—Current Limit
			$25,000	Outdoor Property "Specified Perils"—Current Limit
			$25,000	Rewards—Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit
General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8-18-02/03	5/17/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit—Any One Person Personal and Advertising Injury—EXCLUDED
Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date
Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto—Liability—Includes Hired/Non-Owned	8-18-02/03	5/17/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage
Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8-18-2002/03	5/17/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit
Excess Umbrella	Fireman's Fund	XXK 85115343	$10,000,000	Each Occurrence—Excess of $10,000,000	8-18-02/03	8/18/2003	$15,000.00
			$10,000,000	Aggregate
Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8-18-02/03	5/17/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit

			$500,000	Bodily Injury By Disease Each Employee
Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	7/12/02 to	2/25/2004	$1,493,000.00
Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit—$10,000,000 X $10,000,000	7/12/02 to	2/25/2004	$1,327,405.00
			2/25/2004
Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8-18-02/03	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
				Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence
			$1,000,000	Aggregate Limit
				Auto Liability
			$1,000,000	Each Accident—Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage—Any One Accident
			$10,000	Hired Auto Physical Damage—Any One Policy Period
				Repatriation
			$250,000	Policy Limit
				Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
				Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five
Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7-12-02/04	7/12/2004	$525,000.00
Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/02-04	7/12/2004	$173,155.00
Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/02-04	7/12/2004	$178,869.00
Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/02/04	7/12/2004	$199,506.00
Directors & Officers Run-Off Data Return	AIG	874-44-83	$5,000,000	Policy Limit	1-9-02/08	1/9/2008	$678,000.00
Directors & Officers Run-Off Data Return	Genesis	YXB002041A	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	1-9-02/08	1/9/2008	$542,000.00
Directors & Officers Run-Off Data Return	XL Specialty Insurance Company	ELU81616-01	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	1-9-02/08	1/9/2008	$434,790.00
Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7-12-02/03	7/12/2003	$84,798.00
Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/02-03	7/12/2003	$12,232.00
Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/02-03	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee
Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/02-03	7/12/2003	$188,251.00
Professional E & O	Underwriters at Lloyds	QA 0200159	$10,000,000	Policy Limit	4/2/2002 to	5/2/2003	$715,000.00

				Total			8,012,076.29

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Hosting(1)
Monthly Reporting Questionnaire—Question #3
April 30, 2003

Bank Accounts

	Flexible Benefits	Medical Claims	Other	Total
Bank Name:	Bank One	Bank One	Bank One
Account Name:	Data Return	Data Return	Data Return
Account Number:	1571575289	1571575271	1560656348
Beginning Book Balance:	$4,964.43	$2,849.17	$3,291.02	$11,104.62
Plus:
Deposits	3,140.88	0.00	0.00	$3,140.88
Less:
Disbursements	0.00	(150.47)	(3,140.88)	$(3,291.35)
Other:
Transfers In (Out)	(18.73)	(19.27)	(150.14)	$(188.14)

Ending Book Balance	$8,086.58	$2,679.43	$0.00	$10,766.01

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit—Hosting(1)
Monthly Reporting Questionnaire—Question #4
April 30, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Payment Amount
Professional Fee Payments are reflected in the Monthly Reporting Questionnaire for the Software Business Unit
Charles Dyck	ACH	04/16/2003	339.12
Earl Williams	ACH	04/09/2003	676.30
Earl Williams	ACH	04/30/2003	255.14
Eric Cunningham	ACH	04/16/2003	983.39
Jeff Crow	ACH	04/30/2003	99.54
Mark McCue	ACH	04/30/2003	217.51
Michael Carnes	ACH	04/09/2003	3,684.65
Mohsin Khan	ACH	04/09/2003	5,210.90
Robert Cosenza	ACH	04/02/2003	149.75
Sadaf Hashmi	ACH	04/23/2003	45.95
Shane Ryan	ACH	04/16/2003	50.00
Stephen Pratt	ACH	04/02/2003	226.53
Thomas Radle	ACH	04/02/2003	1,007.35
Thomas Radle	ACH	04/09/2003	832.57
Tina Gravel	ACH	04/02/2003	215.61
Tina Gravel	ACH	04/09/2003	446.85
William Maury	ACH	04/02/2003	185.78

Pre Petition Payments(2)			14,626.94

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2)
All Pre Petition Payments were made in accordance with the First Day Employee Motion

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al. Case Number: 03-11472-JNF (Jointly Administered) Business Unit: Hosting(1) Form OPR-1	FORM OPR-1 Rev 7/92

Month Ended                30-Apr-03

	31-Mar-03	30-Apr-03
ASSETS
CURRENT ASSETS
Cash	11,105	10,766
Restricted cash	—	—
Trade Accounts Receivable, Net (OPR-3)	4,390,977	3,924,480
Prepaid expenses and deposits	2,267,152	2,233,505
Other	337,823	282,029

TOTAL CURRENT ASSETS	7,007,058	6,450,780
PROPERTY, PLANT AND EQUIPMENT, AT COST	19,924,861	19,924,861
Less Accumulated Depreciation	(8,773,763)	(9,337,880)

NET PROPERTY, PLANT AND EQUIPMENT	11,151,098	10,586,981
Goodwill, net	23,625,730	23,625,730
OTHER ASSETS	2,928	2,928
TOTAL ASSETS	41,786,814	40,666,419

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

FORM OPR-2
Rev 7/92

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting(1)
Form OPR-2

        Month Ended                30-Apr-03

	31-Mar-03	30-Apr-03
LIABILITIES
POST PETITION LIABILITIES	586,358	1,890,139
Priority Debt	250,053	235,426
Unsecured Debt(2)	10,769,265	8,511,420
Capital Leases	12,609,941	11,338,526

TOTAL PRE-PETITION LIABILITIES	23,629,259	20,085,372
TOTAL LIABILITIES	24,215,617	21,975,511
SHAREHOLDERS' EQUITY (DEFICIT)
INTERCOMPANY/SUBSIDIARY EQUITY	17,571,197	18,690,908

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	41,786,814	40,666,419

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.
(2)
Decrease is primarily due to reclassification of accrued salaries and benefits to post petition liabilities during April.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al. Case Number: 03-11472-JNF (Jointly Administered) Business Unit: Hosting(1) Form OPR-3	FORM OPR-3 Rev 7/92
	Month Ended 30-Apr-03
	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Date of filing: 2/25/2003	5,829,786.99	3,622,085.15	1,187,352.51	377,852.04	220,884.62	421,612.67
Allowance for doubtful accounts	(1,296,660.00)
3/31/2003	5,512,884.04	2,972,684.05	1,573,513.88	325,984.46	246,395.99	394,305.66
Allowance for doubtful accounts	(1,121,907.00)
4/30/2003	5,175,979.17	3,342,110.44	743,139.53	372,446.59	152,650.13	565,632.48
Allowance for doubtful accounts	(1,251,499.00)

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

divine, inc. et al
Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Hosting(1)
April 30, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Taxes Payable(2)
Income taxes:
Franchise taxes		2004	4,000	4,000	0	—	—	—
Property taxes—real		2004	0	0	0	—	—	—
Property taxes—personal		2004	76,000	76,000	0	—	—	—
Sales and use taxes		2004	69,372	69,372	0	—	—	—
Employment taxes:
Federal Income Tax	04/18/03	05/02/03	88,867	0	88,867	—	—	—
FICA—Employers	04/18/03	05/02/03	32,041	0	32,041	—	—	—
FICA—Employees	04/18/03	05/02/03	32,041	0	32,041	—	—	—
Medicare—Employer	04/18/03	05/02/03	7,772	0	7,772	—	—	—
Medicare—Employee	04/18/03	05/02/03	7,772	0	7,772	—	—	—
Federal Unemployment Tax	04/18/03	05/02/03	39	0	39	—	—	—
State Income Tax	04/18/03	05/02/03	9,496	0	9,496	—	—	—
State Unemployment Tax	04/18/03	05/02/03	385	0	385	—	—	—
Other taxes			—	—	—	—	—	—

Total Taxes Payable			327,785	149,372	178,413	0	0	0
Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—
Trade Accounts Payable & Other
Hosting Accounts Payable			408,070.19	391,674.39	14,692.59	1,703.21	—	—
Hosting Salary & Benefits Accrual			1,154,283.75	598,492.75	555,791.00	—	—	—
Hosting Professional Fee Accrual			—	—	—	—	—	—

TOTALS			1,890,138.95	1,139,539.27	748,896.47	1,703.21	0.00	0.00

Notes:

*
See attached Schedule

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2)
Taxes Payable in the March 31, 2003 Schedule of Post Petition Liabilities reflected the March monthly tax payable accrual and not the March tax payable balance.

divine, inc. et al
Attached Schedule of Post Petition Liabilities (FORM OPR-4)
Business Unit: Hosting(1)
April 30, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
114 Millennium, LTD	4/3/2003	(600.00)	—	(600.00)	—	—	—	—
114 Millennium, LTD	4/13/2003	(38.91)	—	(38.91)	—	—	—	—
114 Millennium, LTD	4/13/2003	(174.11)	—	(174.11)	—	—	—	—
114 Millennium, LTD	4/13/2003	(3,583.41)	—	(3,583.41)	—	—	—	—
114 Millennium, LTD	5/14/2003	(27.69)	(27.69)	—	—	—	—	—
114 Millennium, LTD	5/14/2003	(149.30)	(149.30)	—	—	—	—	—
114 Millennium, LTD	5/14/2003	(358.21)	(358.21)	—	—	—	—	—
114 Millennium, LTD	5/15/2003	(25.00)	(25.00)	—	—	—	—	—
114 Millennium, LTD	5/30/2003	(215,200.04)	(215,200.04)	—	—	—	—	—
AC Logix	5/14/2003	(763.47)	(763.47)	—	—	—	—	—
Allegiance Internet	3/19/2003	(1,166.94)	—	—	(1,166.94)	—	—	—
Bryan Gustin	3/18/2003	(91.90)	—	—	(91.90)	—	—	—
Budget Self Storage	4/6/2003	(171.00)	—	(171.00)	—	—	—	—
CEP Gibraltar, LLC	5/30/2003	(114,518.03)	(114,518.03)	—	—	—	—	—
Christian Vanderbeck	4/18/2003	(500.00)	—	(500.00)	—	—	—	—
Christian Vanderbeck	4/25/2003	(556.27)	—	(556.27)	—	—	—	—
Cisco Systems Capital Corp	4/24/2003	115.10	—	115.10	—	—	—	—
Cyndi Cimperman	4/29/2003	(691.57)	—	(691.57)	—	—	—	—
Daniel Gore	4/29/2003	350.00	—	350.00	—	—	—	—
Daniel Gore	4/29/2003	(628.27)	—	(628.27)	—	—	—	—
David Crouse	4/22/2003	(1,142.08)	—	(1,142.08)	—	—	—	—
David Kabundu	3/25/2003	(50.00)	—	—	(50.00)	—	—	—
David Kabundu	4/22/2003	(50.00)	—	(50.00)	—	—	—	—
DFS Acceptance	4/24/2003	75.41	—	75.41	—	—	—	—
DFS Acceptance	5/23/2003	(703.81)	(703.81)	—	—	—	—	—
Doyle Tarver	3/25/2003	(37.00)	—	—	(37.00)	—	—	—
Eric Cunningham	4/29/2003	(861.03)	—	(861.03)	—	—	—	—
Ford Credit	4/24/2003	47.28	—	47.28	—	—	—	—
Internap Newtwork Services	5/1/2003	(23,812.93)	(23,812.93)	—	—	—	—	—
Kenneth Dempsey	3/25/2003	(50.00)	—	—	(50.00)	—	—	—
Kenneth Garber	4/29/2003	(143.83)	—	(143.83)	—	—	—	—
Kristi Zilliken	5/2/2003	(2,500.00)	(2,500.00)	—	—	—	—	—
Liebert Corporation	4/24/2003	1,553.02	—	1,553.02	—	—	—	—
Mark McCue	4/1/2003	(330.26)	—	(330.26)	—	—	—	—
MSLI Western Region Collections	4/21/2003	5,337.57	—	5,337.57	—	—	—	—
Ovi Mihut	4/1/2003	(50.00)	—	(50.00)	—	—	—	—
Ovi Mihut	4/15/2003	50.00	—	50.00	—	—	—	—
Raymond Chan	4/22/2003	(137.85)	—	(137.85)	—	—	—	—
Richard Carrara	4/29/2003	(300.00)	—	(300.00)	—	—	—	—
Richard Sweeney	3/11/2003	(50.00)	—	—	(50.00)	—	—	—
Richard Sweeney	4/15/2003	(50.00)	—	(50.00)	—	—	—	—
Richard Thompson	4/22/2003	(134.67)	—	(134.67)	—	—	—	—
SBC California	4/22/2003	(12,620.52)	—	(12,620.52)	—	—	—	—
SBC Capital Services	4/24/2003	62.87	—	62.87	—	—	—	—
SBC Capital Services	4/24/2003	68.33	—	68.33	—	—	—	—
SBC Capital Services	5/8/2003	(1,588.44)	(1,588.44)	—	—	—	—	—
SBC Capital Services	5/8/2003	(586.79)	(586.79)	—	—	—	—	—
SBC Capital Services	5/8/2003	(341.65)	(341.65)	—	—	—	—	—
SBC Capital Services	5/8/2003	(3,277.48)	(3,277.48)	—	—	—	—	—
SBC Capital Services	5/8/2003	(3,527.82)	(3,527.82)	—	—	—	—	—
SBC Capital Services	5/8/2003	(425.99)	(425.99)	—	—	—	—	—
SBC Capital Services	5/8/2003	(498.05)	(498.05)	—	—	—	—	—
SBC Capital Services	4/24/2003	50.27	—	50.27	—	—	—	—

SBC Capital Services	4/24/2003	58.43	—	58.43	—	—	—	—
SBC Capital Services	4/24/2003	55.52	—	55.52	—	—	—	—
SBC Capital Services	4/24/2003	36.72	—	36.72	—	—	—	—
SBC Capital Services	5/8/2003	(518.17)	(518.17)	—	—	—	—	—
SBC Capital Services	5/8/2003	(772.73)	(772.73)	—	—	—	—	—
SBC Capital Services	4/24/2003	47.50	—	47.50	—	—	—	—
SBC Capital Services	4/24/2003	83.20	—	83.20	—	—	—	—
SBC Capital Services	4/24/2003	86.36	—	86.36	—	—	—	—
SBC Capital Services	4/24/2003	64.87	—	64.87	—	—	—	—
SBC Capital Services	4/24/2003	121.33	—	121.33	—	—	—	—
SBC Capital Services	5/8/2003	(605.47)	(605.47)	—	—	—	—	—
SBC Capital Services	4/24/2003	53.21	—	53.21	—	—	—	—
SBC Capital Services	4/24/2003	53.36	—	53.36	—	—	—	—
SBC Capital Services	4/24/2003	63.32	—	63.32	—	—	—	—
SBC Capital Services	4/24/2003	36.61	—	36.61	—	—	—	—
SBC Capital Services	4/24/2003	82.79	—	82.79	—	—	—	—
SBC Capital Services	4/24/2003	170.19	—	170.19	—	—	—	—
SBC Capital Services	4/24/2003	57.31	—	57.31	—	—	—	—
SBC Capital Services	4/24/2003	377.98	—	377.98	—	—	—	—
SBC Capital Services	4/24/2003	45.64	—	45.64	—	—	—	—
SBC Capital Services	4/24/2003	351.16	—	351.16	—	—	—	—
SBC Capital Services	5/8/2003	(531.43)	(531.43)	—	—	—	—	—
SBC Capital Services	4/24/2003	573.71	—	573.71	—	—	—	—
SBC Capital Services	4/24/2003	93.22	—	93.22	—	—	—	—
SBC Capital Services	4/24/2003	56.94	—	56.94	—	—	—	—
SBC Capital Services	4/24/2003	57.92	—	57.92	—	—	—	—
SBC Capital Services	4/24/2003	45.95	—	45.95	—	—	—	—
SBC Capital Services	4/24/2003	58.43	—	58.43	—	—	—	—
Scott Welsh	4/29/2003	(76.65)	—	(76.65)	—	—	—	—
Shane Ryan	4/22/2003	(50.00)	—	(50.00)	—	—	—	—
Stephen Pratt	4/29/2003	(1,366.37)	—	(1,366.37)	—	—	—	—
Steven Neiger	4/22/2003	(553.41)	—	(553.41)	—	—	—	—
Sunny Vanderbeck	3/4/2003	(95.75)	—	—	(95.75)	—	—	—
Terminix Processing Center	5/7/2003	(54.13)	(54.13)	—	—	—	—	—
Thomas Blair	4/29/2003	(222.24)	—	(222.24)	—	—	—	—
Thomas Kringstad	4/29/2003	(101.66)	—	(101.66)	—	—	—	—
Time Warner Telecom	5/1/2003	(13,261.76)	(13,261.76)	—	—	—	—	—
T-Mobile	3/23/2003	(111.62)	—	—	(111.62)	—	—	—
Vantage Mgmt. Comp.	5/30/2003	(7,626.00)	(7,626.00)	—	—	—	—	—
Wayne Null	3/25/2003	(50.00)	—	—	(50.00)	—	—	—

TOTAL POST-PETITION		(408,070.19)	(391,674.39)	(14,692.59)	(1,703.21)	—	—	—

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

INCOME STATEMENT

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting(1)
FORM OPR-5                Month Ended:    April 30, 2003

	March	April	May	June	July	August	Filing to Date
Total Revenues	4,364,739	4,253,882					8,618,621
Salaries & Benefits	726,784	733,892					1,460,676
Rent & Facility Services	404,884	424,746					829,630
Office & Computer Expenses	452,644	531,538
Other Expenses	36,490	29,467					65,957
Total Cost of Revenue	1,620,802	1,719,643					3,340,445
Gross Margin	2,743,937	2,534,239					5,278,176
							0
Salaries & Benefits	2,189,167	1,199,266					3,388,433
Rent & Facility Services	265,420	263,655
Other Expenses	79,570	85,085					164,655
Total Operating Expenses	2,534,157	1,548,006					4,082,163

Operating Income/(Loss)	209,780	986,233					1,196,013

							0
Interest Expense	(101,697)	(128,201)					(229,898)
Depreciation & Amortization	(563,053)	(564,117)					(1,127,170)

Total Other Income/(Expense)	(664,750)	(692,318)					(1,357,068)

Net Income/(Loss)	(454,970)	293,915					(161,055)

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.
Case Number: 03-11472-JNF (Jointly Administered)
Business Unit: Hosting(1)
FORM OPR-6                                                 Month ended: April 30, 2003

	Mar-03	Apr-03	May-03	Jun-03	Jul-03
SOURCES OF CASH
Income From Operations	(454,970)	293,915
Add: Depreciation, Amortization & Other Non-Cash	563,053	564,117

CASH PROVIDED BY OPERATIONS	108,083	858,032
Decrease in Assets:
Accounts Receivable	3,945,886	4,062,439
Prepaid Expenses & Deposits	(9,614)	33,647
Other	596,151	881,591
Increase in Liabilities:
Pre-Petition Liabilities	—	—
Post Petition Liabilities	2,645,927	5,878,508

TOTAL SOURCES OF CASH (A)	7,286,433	11,714,217

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,803,736)	(3,595,942)
Capital Expenditures	(11,968)	—
Decrease in Liabilities:
Pre-Petition Liabilities	(131,261)	(2,272,472)
Post Petition Liabilities	(2,059,569)	(4,574,727)
Capital Leases	(1,280,087)	(1,271,415)

TOTAL USES OF CASH (B)	(7,286,621)	(11,714,556)

NET SOURCE (USE) OF CASH (A-B=NET)	(188)	(339)
CASH—BEGINNING BALANCE (See OPR-1)	11,293	11,105

CASH—ENDING BALANCE (See OPR-1)	11,105	10,766

Notes:

(1)
Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

QuickLinks

UNITED STATES BANKRUPTCY COURT WESTERN DIVISION OF MASSACHUSETTS
CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING APRIL 30, 2003
COMPARATIVE BALANCE SHEETS
COMPARATIVE BALANCE SHEETS
SUMMARY OF ACCOUNTS RECEIVABLE
INCOME STATEMENT
STATEMENT OF SOURCES AND USES OF CASH